EXHIBIT 3

                  REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT, dated as of September
19, 1996, among Shared Resource Exchange, Inc., a Delaware corporation (the "Seller"), Teltronics, Inc., a Delaware corporation ("Teltronics") and those parties listed as lenders on
Schedule 1 attached hereto (the "Lenders" and together with the Seller, the "Investors").

                      W I T N E S S E T H:

          WHEREAS, pursuant to an Agreement of Sale, dated as of September 19, 1996 (the "Agreement of Sale"), among the Seller, SRX of Florida, Inc. (the "Buyer") and Teltronics, the Seller has, as consideration for the sale of substantially all of its assets pursuant to the terms of the Agreement of Sale, received shares of voting common stock of Teltronics, par value $.001 per share ("Teltronics Stock"), which shares are not registered under the Securities Act of 1933 (the "Act") and are subject to the resale restrictions set forth in Rule 144 promulgated under the Act; and

          WHEREAS, pursuant to an Exchange Agreement, dated September 19, 1996 (the "Exchange Agreement"), among the Buyer, Teltronics and the Lenders, Teltronics has issued shares of Teltronics Stock to the Lenders as full payment and satisfaction of all of the liabilities and obligations of the Buyer arising under the Bridge Documents (as defined in the Exchange Agreement) which were assumed by the Buyer from the Seller pursuant to the Agreement of Sale.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          1. REGISTRATION. The following provisions govern the registration of the Teltronics Stock:

          1.1 DEFINITIONS. As used herein, the following terms have the following meanings:

          Holder: A holder of Registrable Stock (or transferee, subject to compliance with Section 1.10 hereof), provided that anyone who acquires any Registrable Stock in a distribution pursuant to a registration statement filed by Teltronics under the Securities Act of 1933, as amended (the "Securities Act"), shall not thereby be deemed to be a "Holder".

          "Register", "registered" and "registration" refer to a registration effected by filing a registration statement in compliance with the Securities Act and the declaration or ordering by the Securities and Exchange Commission (the (Commission") of effectiveness of such registration statement.

          Registrable Stock: All shares of Teltronics Stock issued and held by the Seller or a Lender (or its designee(s)) which were issued pursuant to the terms of the Agreement of Sale or Exchange Agreement or by a person to whom registration rights have been transferred in compliance with the provisions of
          Section 1.9 hereof; and all shares of Teltronics Stock issued by Teltronics in respect of such shares.

          1.2 INCIDENTAL REGISTRATION. If Teltronics at any time proposes to register any of its securities under the Securities Act in an offering for cash (other than a registration effected solely to implement an employee benefit plan or an exchange of securities for the assets or securities of or the merger or consolidation with another person, firm, corporation or other entity), it will each such time give written notice to all Holders of its intention so to do. Upon the written request of a Holder or Holders given within 20 days after receipt of any such notice (stating the number of shares of Registrable Stock to be disposed of by such Holder or Holders and the intended method of disposition), Teltronics shall use its best efforts to cause all such shares of Registrable Stock intended to be disposed of, the Holders of which shall have requested registration thereof, to be registered under the Securities Act so as to permit the disposition (in accordance with the methods in said request) by such Holder or Holders of the shares so registered, subject, however, to the limitations set forth in
Section 1.3.

          1.3 LIMITATIONS ON INCIDENTAL REGISTRATION. If the registration of which Teltronics gives notice pursuant to Section
1.2 is for an underwritten offering, only securities that are to be included in the underwriting may be included in the registration. Notwithstanding any provision of Section 1.2, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may eliminate or reduce the number of shares of Registrable Stock to be included in the registration and underwriting. Teltronics shall so advise all Holders (except those Holders who have not indicated to Teltronics their decision to distribute any of their Registrable Stock through such underwriting), and the number of shares of Registrable Stock that may be included in the registration and underwriting shall be allocated among such Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Stock owned by such Holders at the time of filing the registration statement. No Registrable Stock excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. In addition, selling Holders shall execute a mutually acceptable lock-up agreement with the underwriter(s) in any underwritten registration. If any Holder disapproves of any such underwriting, such person may elect to withdraw therefrom by written notice to Teltronics and the underwriter. The Registrable Stock and/or other securities so withdrawn from such underwriting shall also be withdrawn from such registration.

          1.4 REGISTRATION PROCEDURES. Whenever Teltronics shall file a registration statement registering shares of Teltronics Stock, as contemplated by Section 1.2 hereof, Teltronics shall:

               (a)  furnish to each prospective seller such
number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities
Act, in order to facilitate the public sale or other disposition of the shares owned by such seller;

               (b) use its best efforts to register or qualify the shares covered by such registration statement under such other securities or blue sky or other applicable laws of the states of California, New York and Texas, to enable each prospective seller to consummate the public sale or other disposition in such st ates of the shares owned by such seller; provided, however, that in no event shall Teltronics be obligated to qualify to do business in any jurisdiction where it is not at the time so qualified or to take any action which would subject it to service of process in suits other than those arising out of the offer or sale of the stock covered by such registration statement in any jurisdiction where it is not at the time so subject;

               (c)  in the event of any underwritten public
offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering; each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

               (d)  notify each Holder of Registrable Stock
covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

               (e) apply for listing and use its best efforts to list the Registrable Stock being registered on any national securities exchange on which a class of equity securities of Teltronics are listed or, if Teltronics does not have a class of equity securities listed on a national securities exchange, apply for qualification and use its best efforts to qualify the Registrable Stock being registered for inclusion on the Small Cap TM automated quotation system of the National Association of Securities Dealers, Inc. ('NASDAQ") or on a national securities exchange.

          The registration rights granted under Section 1.2 shall terminate as to any Holder if such person (a) holds one percent (1%) or less of the outstanding shares of Teltronics Stock and
(b) would be permitted to sell all of the Registrable Stock held by it pursuant to Rule 144(k).

          1.5 DESIGNATION OF UNDERWRITER. In the case of any registration initiated by Teltronics, Teltronics, in its sole discretion, shall have the right to designate the managing underwriter in any underwritten offering.

          1.6  COOPERATION BY PROSPECTIVE SELLERS.

               (b)  Failure of a prospective seller of
Registrable Stock to furnish the information and agreements described in this Section 1.6 or Section 1.4(c) shall not affect the obligations of Teltronics under this Section 1 to remaining sellers who furnish such information and agreements unless, in the reasonable opinion of counsel to Teltronics or the underwriters, such failure impairs or may impair the viability of the offering or the legality of the registration statement or the underlying offering.

               (c) The Holders of Registrable Stock included in the registration statement will not (until further notice from Teltronics) effect sales thereof after receipt of telegraphic or written notice from Teltronics to suspend sales to permit Teltronics to correct or update a registration statement or prospectus; but the obligations of Teltronics with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period such suspension is in effect unless (i) such extension would result in the inability of Teltronics to use the financial statements in the registration statement initially filed and (ii) such correction or update did not result from the wrongful acts or failures to act of Teltronics.

          1.7  EXPENSES OF REGISTRATION.   All expenses incurred
in effecting any registration pursuant to Section 1.2 including, without limitation, all registration and filing fees, printing expenses, expenses of compliance with blue sky laws, fees and disbursements of counsel for Teltronics, and expenses of any audits incidental to or required by any such registration, shall be borne by Teltronics, except that all expenses, fees and disbursements of any counsel or other professional retained by the Holders, and all underwriting discounts and commissions shall be borne by the Holders of the securities registered pursuant to such registration, pro rata according to the quantity of their securities so registered.

          1.8 INDEMNIFICATION. (a) To the extent permitted by law, Teltronics shall indemnify each Holder joining in a registration, each agent, officer and director of such Holder, each person controlling such Holder and each underwriter and selling broker of the securities so registered (collectively, "Indemnitees") against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Teltronics of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or a state securities law, in each case applicable to Teltronics, and will reimburse each such Indemnitee for any legal and any other fees and expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided, however, that Teltronics will not be liable to any Indemnitee in any such case to the extent that any such claim, loss, damage or liability is caused by any untrue statement or omission so made in conformity with information furnished to Teltronics by such Indemnitee for use therein and except that the foregoing indemnity is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b) (the "Final Prospectus"), such indemnity shall not inure to the benefit of any underwriter, or any Indemnitee if there is no underwriter, if a copy of the Final Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act; provided, further, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations; provided, further, that the indemnity agreement contained in this subsection 1.8(a) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of Teltronics, which consent shall not be unreasonably withheld.

               b) To the extent permitted by law, each Holder joining in a registration and each underwriter and selling broker of the securities so registered shall indemnify Teltronics and its officers and directors and each person, if any, who controls any thereof within the meaning of Section 15 of the Securities Act, and their respective successors against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document incident to any registration, qualification or compliance (or in any related registration statement, notification or the like) or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and shall reimburse Teltronics and each other person indemnified pursuant to this paragraph (b) for any legal and any other fees and expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided, however, that this paragraph (b) shall apply only if (and only to the extent that) such statement or omission was made in reliance upon and in conformity with information (including, without limitation, written negative responses to inquiries) furnished to Teltronics by such Holder, underwriter or selling broker for use in such prospectus, offering circular or other document (or related registration statement, notification or the like) or any amendment or supplement thereto; and except that the foregoing indemnity is subject to the condition that, insofar as it relates to any such untrue statement (or alleged untrue statement) or omission (or alleged omission) made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement becomes effective or in the Final Prospectus, such indemnity shall not inure to the benefit of (i) Teltronics and (ii) any underwriter, or Holder if there is no underwriter, if a copy of the Final Prospectus was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act; provided, further, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations; provided, further, that the indemnity contained in this subsection 1.8(b) shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if such settlement is effected without the consent of the Holder or underwriter, as the case may be, which consent shall not be unreasonably withheld; and provided, further, that the obligations of such Holders shall be limited to an amount equal to the net proceeds received by such Holder from the sale of such stock in such offering as contemplated herein, unless such claim, loss, damage, liability or action resulted from such Holder's fraudulent misconduct.

               (c)  Each party entitled to indemnification
hereunder (the "indemnified party") shall give notice to the party required to provide indemnification (the "indemnifying party') promptly after such indemnified party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the indemnifying party (at its expense) to assume the defense of any claim or any litigation resulting therefrom, provided that counsel for the indemnifying party, who shall conduct the defense of such claim or litigation, shall be reasonably satisfactory to the indemnified party, and the indemnified party may participate in such defense at such party's expense, and provided further that the omission by any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this
Section 1.8 except to the extent that the omission results in a failure of actual notice to the indemnifying party and such indemnifying Party is damaged solely as a result of the failure to give notice. No indemnifying party, in the defense of any such claim or litigation, shall consent, except with the consent of each indemnified party, to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

               (d)  The reimbursement required by this Section
1.8 shall be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

               (e) The obligation of Teltronics and each Holder under this Section 1.8 shall survive the completion of any offering of Registrable Stock in a registration statement under this Section 1, or otherwise, in which Holders were offered an opportunity to sell all of their shares, for a period of one (1) year.

          1.9  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
INVESTORS.  Each Investor severally represents and warrants that:

          (a) AUTHORIZATION. It has full power and authority to enter into and to perform this Agreement in accordance with its terms. This Agreement has been duly executed and delivered by it and constitutes its valid and legally binding obligation.

          (b) INVESTMENT REPRESENTATIONS. It is acquiring the shares of Teltronics Stock being acquired for its own account, for investment purposes and not with a view to, or for sale in connection with, any distribution of such shares or any part thereof; provided, however, it is the intention of Seller to distribute the shares of Teltronics Stock, acquired by it under the Agreement of Sale to its shareholders in connection with the liquidation of Seller, subject to Seller receiving appropriate investment representations from such shareholders.

          (c)  INVESTMENT EXPERIENCE; Access to Information.  It
(a) is an investor experienced in the evaluation of businesses similar to the Buyer and Teltronics, (b) is able to fend for itself in the transactions contemplated by this Agreement, (c) has such knowledge and experience in financial, business and investment matters as to be capable of evaluating the merits and risks of this investment, (d) has the ability to bear the economic risks of this investment, (e) was not organized or reorganized for the specific purpose of acquiring the shares of Teltronics Stock held by it, and (f) has been afforded the opportunity to ask questions of, and to receive answers from, the Buyer and Teltronics and to obtain any additional information, to the extent the Buyer or Teltronics, as the case may be, has such information or could have acquired it without unreasonable effort or expense, all as necessary for it to make an informed investment decision with respect to the acquisition of the Shares.

          (d)  ABSENCE OF REGISTRATION.  It understands that:

               (i)  The shares of Teltronics Stock are
unregistered and may be required to be held indefinitely unless they are subsequently registered under the Securities Act, or an exemption from such registration is available.

               (ii) Teltronics is under no obligation to file a registration statement with the Securities and Exchange
Commission with respect to the Shares.

               (iii) Rule 144 promulgated under the Securities Act ("Rule 144"), which provides for certain limited sales of unregistered securities, is not presently available with respect to the Shares, and Teltronics is under no obligation to make Rule 144 available.

          (e) RESTRICTIONS ON TRANSFER. It will not offer, sell, pledge, hypothecate, or otherwise dispose of the shares of Teltronics Stock unless such offer, sale, pledge, hypothecation or other disposition (i) is registered under the Securities Act and any applicable State law, or (ii) does not violate the Securities Act or any applicable state law, and (iii) the certificate(s) representing the shares shall bear a legend stating in substance:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE LAWS OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION DOES NOT VIOLATE THE PROVISIONS THEREOF.

          Upon request of a holder of the shares of Teltronics Stock, Teltronics shall remove the legend set forth above from the certificates evidencing such shares, or issue to such holder new certificates therefor free of such legend, (i) if with such request Teltronics shall have received an opinion of counsel selected by the holder and reasonably satisfactory to Teltronics, in form and substance reasonably satisfactory to Teltronics, to the effect that such shares are not required by the Securities Act to continue to bear the legend, or (ii) if such shares may be sold pursuant to the provisions of paragraph (k) of Rule 144 (or any similar sale) as then in effect.

          (f) TRANSFER INSTRUCTIONS. It agrees that Teltronics may provide for appropriate transfer instructions to implement the provisions of Section 1.9 (e) hereof.

          (g) ECONOMIC RISK. It understands that it must bear the economic risk of the investment represented by the acquisition of the shares of Teltronics Stock for an indefinite period.

          1.10 TRANSFER OF REGISTRATION RIGHTS. The registration rights granted to the Seller under this Section 1 may be transferred but only to the stockholders of the Seller in connection with Seller's liquidation and dissolution. The registration rights granted to the Lenders (or their designee(s)) under this Section 1 may not be transferred.

          2. NOTICES. All notices, requests, consents and other communications herein (except as stated in the last sentence of this Section 2) shall be in writing and shall be deemed to be delivered (i) on the date delivered, if personally delivered or transmitted via facsimile with return confirmation of such transmission; (ii) on the business day after the date sent, if sent by recognized overnight courier service and (iii) on the fifth day after the date sent, if mailed by first-class certified mail, postage prepaid and return receipt requested, as follows:

               (a)  If to the Seller:

                    3480 Lotus Drive Liquidation Corp.
                    3480 Lotus Drive
                    Plano, Texas  75075
                    Attention: Gerald A. Shanholt, President and
                      Chief Executive Officer
                    Facsimile:  (214) 985-2772

                    With a copy to:

                    Kelley Drye & Warren LLP
                    101 Park Avenue
                    New York, New York  10178
                    Attention:  Frederic A. Rubinstein, Esq.
                    Facsimile:  (212) 808-7897

               (b)  If to Teltronics:

                    2150 Whitfield Industrial Way
                    Sarasota, Florida 34243
                    Attention:
                    Facsimile:

               (c)  If to the Lenders:

               To those addresses set forth on Schedule 1 hereto.

          3.   MISCELLANEOUS.

               (a) Neither this Registration Rights Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, by course of conduct, or in writing, except that any provision of this Registration Rights Agreement may be amended and the observance of any such provision may be waived (either generally or in a particular instance and either retroactively or prospectively) with (but only with) the written consent of the Investors and Teltronics.

               (b) This Registration Rights Agreement, together with the schedule attached hereto and the other documents referred to herein, contains the entire agreement between the parties with respect to the transactions contemplated hereby, and supersedes all negotiations, agreements, representations, warranties, commitments, whether in writing or oral, prior to the date hereof.

               (c) Except as otherwise expressly provided in this Registration Rights Agreement, all of the terms of this Registration Rights Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and permitted transferees of the parties hereto.

               (d) This Registration Rights Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all such counterparts together shall constitute one instrument.

               (e) This Registration Rights Agreement shall be governed by the internal laws of the state of Delaware, without regard to principles of conflicts of law. In the event any provision of this Registration Rights Agreement or the application of any such provision to any party shall be held by a court of competent jurisdiction to be contrary to law, the remaining provisions of this agreement shall remain in full force and effect.

               (f) If either of Teltronics or any one or more of the Investors shall default in any of its obligations under this Registration Rights Agreement, Teltronics or the Investors, as the case may be, may proceed to protect and enforce their respective rights by suit in equity or action at law, whether for specific performance of any term contained herein or for an injunction against the breach of any term of this Registration Rights Agreement, or to enforce any other legal or equitable right of the Investors or to take any one or more of such actions. In any such action or suit, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Registration Rights Agreement, including without limitation such reasonable fees and expenses of attorneys, which shall include without limitation all fees, costs and expenses of appeals.

               (g) No remedy referred to herein is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Teltronics or the Investors, as the case may be, at law or in equity. No express or implied waiver by Teltronics or the Investors of any default shall be a waiver of any future or subsequent default. The failure or delay of Teltronics or the Investors in exercising any rights granted them hereunder shall not constitute a waiver of any such right and any single or partial exercise of any particular right by Teltronics or the Investors shall not exhaust the same or constitute a waiver of any other right provided herein.

               (h) The descriptive headings of the Sections hereof and the Schedule hereto are inserted for convenience only and do not constitute a part of this Registration Rights
Agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement by their duly authorized officers as of the date first above written.

                            SHARED RESOURCE EXCHANGE, INC.

                            By:     Gerald A. Shanholt
                            Title:  President & CEO


                            TELTRONICS, INC.

                            By:     Ewen R. Cameron
                            Title:  President & CEO


                            SEVIN ROSEN FUND III L.P.

                            By:
                            Title:


                            KLEINER PERKINS CAUFIELD & BYERS III

                            By:
                            Title:


                            GIBRALTAR TRUST

                            By:     William F. Indoe
                            Title:  Trustee


                            INTERWEST PARTNERS V

                            By:     Philip Gianos
                            Title:


                            INTERWEST INVESTORS V

                            By:     Philip Gianos
                            Title:

                           SCHEDULE 1


                             Lenders

Sevin Rosen Fund III L.P.
(f/k/a SRB Partners Fund, L.P.)
c/o Sevin Rosen Management Co.
Two Galleria Tower, Suite 1670
13455 Noel Road, LB-5
Dallas, TX  75240
Attention:  Jon W. Bayless
Facsimile:  (214) 702-1103

Kleiner Perkins Caufield & Byers III
2750 Sandhill Road
Menlo Park, CA  94025
Attention: Kevin Compton
Facsimile:  (415) 856-2760

Gibraltar Trust
c/o Rho Management Company
767 Fifth Avenue
New York, NY  10153
Attention:  Joshua Ruch
Facsimile:  (212) 751-3613

InterWest Partners V
3000 Sandhill Road
Building 3, Suite 255
Menlo Park, CA  94025-7112
Attention:  Philip Gianos
Facsimile:

InterWest Investors V
3000 Sandhill Road
Building 3, Suite 255
Menlo Park, CA 94025-7112
Attention:  Philip Gianos
Facsimile: